UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
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               CPI Corp.
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(Name of Registrant as Specified In Its Charter)


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CPI Corp.
news for immediate release              FOR RELEASE   November 10, 2003

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FOR FURTHER INFORMATION, CONTACT:
                 NAME        Jane Nelson              FROM       CPI Corp.
                 ADDRESS     1706 Washington Avenue   CITY       St. Louis
                 STATE, ZIP  Missouri 63103           TELEPHONE  (314) 231-1575
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                                FOR FURTHER INFORMATION
                                AT THE VANDIVER GROUP
                                Donna Vandiver, St. Louis, 314-991-4641
                                AT THE ABERNANTHY MACGREGOR GROUP
                                Chuck Burgess, New York, 212-371-5999


FOR IMMEDIATE RELEASE
MONDAY, NOVEMBER 10, 2003


                        CPI OPPOSES CONSENT SOLICITATION

                  Management Enhancements to Strategic Plan and
                      Cost Reduction Initiatives Underway


St. Louis, Nov. 10, 2003 - CPI Corp. (NYSE:CPY) today issued the following statement in response to the preliminary consent solicitation materials filed by The Knightspoint Group:

     "CPI urges its stockholders to await further information from the Company concerning the consent solicitation statement filed by a minority stockholder. CPI recently announced enhancements to its strategic plan designed to improve the overall profitability of the Company and enhance value for its stockholders. The Company outlined specific steps to identify, realize and sustain meaningful cost reductions and to deploy its capital more efficiently. CPI also announced that its Board of Directors is considering a return of capital to stockholders. These initiatives are responsive to the concerns and interests of all stockholders.

     Knightspoint's intention to solicit stockholder consents in an effort to gain control of the Company's Board of Directors is inappropriate in both substance and timing, creating a significant distraction to the Company, its employees and other stakeholders during the critical holiday period. Knightspoint is attempting to seize control of CPI from an independent Board that has been duly elected and represents all of CPI's stockholders. Its attempt to replace the Board is the self-interested action of a minority stockholder seeking vastly disproportionate influence over the Company."

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CPI CORP.
PAGE TWO

     CPI INTENDS TO FILE MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION IN OPPOSITION TO KNIGHTSPOINT'S CONSENT SOLICITATION. CPI STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS, WHEN THEY ARE AVAILABLE, BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS, WHEN AVAILABLE, BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(212) 754-8000.

     CPI and certain other persons named below may be deemed to be participants in the solicitation of revocations of consents in response to Knightspoint's consent solicitation. The participants in this solicitation may include the directors (Edmond S. Abrain, James R. Clifford, Joanne S. Griffin, Lee M. Liberman, Ingrid Otero-Smart, J. David Pierson, Nicholas L. Reding, Martin Sneider and Virginia V. Weldon) and CPI executive officers (John M. Krings, Gary
W. Douglass and Jane E. Nelson). INFORMATION ABOUT THE INTERESTS OF THE PARTICIPANTS IN THE COMPANY MAY BE FOUND IN CPI'S PROXY STATEMENT DATED MAY 16, 2003.

ABOUT CPI

     CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.

     The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, which are identified by such words as "intends", "expects", "anticipates" or words of similar import, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the attraction and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission.

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